COMMITMENTS	12 Months Ended
Dec. 31, 2023
Disclosure of Commitments [abstract]
Commitments	COMMITMENTS
The Group has certain contractual commitments to purchase slag valid until 2028. The estimate of future cash flows is approximately Ps. 5,286,581 thousand per year. Additionally, it has commitments to purchase granite stone up to 2025 for an annual average of Ps. 2.5 million.
In the ordinary course of business, to ensure the supply of key inputs, the Group has entered into contracts for the supply of gas, assuming payment commitments for a total amount of approximately Ps. 65,227 million, of which Ps. 31,352 million is payable during fiscal year 2024, Ps. 22,332 million during fiscal year 2025, Ps. 8,811 million during fiscal year 2026 and Ps. 2,732 million during 2027.
In addition, the Group has entered into power supply agreements with certain suppliers for a total amount of Ps. 91,300 million, of which Ps. 11,425 million per year is payable until 2028 and, and Ps. 34,175 million from 2029.
The Group entered into product sales contracts under which it has undertaken to supply concrete and cement so that a third party can carry out residential projects in the province of Buenos Aires and the City of Buenos Aires. The contracts provide that the Group shall collect a portion of the concrete sales in kind by receiving functional units of the real estate developments upon completion, for which the related agreements of sale have been signed. In addition, the contracts include various rights and obligations for the parties to ensure fulfillment of the main purpose of the contract, which is the purchase and sale of concrete.